EXHIBIT 10.46
SECURITIES ACCOUNT CONTROL AGREEMENT
     This agreement, dated as of October 27, 2008 (this “Agreement”) sets forth the agreement between DEUTSCHE BANK SECURITIES INC. (the “Intermediary”), BioMimetic Therapeutics, Inc., a Delaware corporation (the “Debtor”), and Deutsche Bank AG, Cayman Islands Branch and its affiliates referred to in Section 9 (the “Secured Party”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Establishment of Securities Account. The Intermediary hereby confirms that:
          1.1 Account Number and Name. The Intermediary has established account number 5XR 209589 (hereinafter referred to as the “Securities Account”) and the account is maintained in the name of the Debtor.
          1.2 Status as a Securities Account. The Securities Account is a “securities account” as such term is defined in Section 8-501(a)
of the UCC.
     Section 2. Maintenance of Securities Account.
          2.1 Clearance and Settlement. Debtor and Secured Party understand and agree that any clearing and settlement firm used by Intermediary in administering the Securities Account is not authorized to accept, and Debtor and Secured Party agree not to attempt to give, instructions to such firm. The Securities Account shall include any sub-accounts as may be established for its proper administration and maintenance.
          2.2 Securities Account.
               2.2.1 The Securities Account will be used solely to hold financial assets as collateral for the Secured Party provided that, in the sole discretion of Secured Party, Secured Party may approve the trading of financial assets held in the Securities Account.
               2.2.2 The Debtor understands and agrees that each of Intermediary (to secure the obligations provided for in Section 3 below) and Secured Party has a lien on the Securities Account. Secured Party has a first lien on the Securities Account. The Debtor agrees that no additional liens shall be permitted without the prior written consent of the Secured Party.
          2.3 Entitlement Orders Given by the Secured Party. If at any time the Intermediary shall receive an entitlement order (as such term is defined in the UCC) in substantially the form set forth as Exhibit A from the Secured Party directing transfer or redemption of any financial asset credited to the Securities Account or any free credit balances with respect to such Securities Account (hereinafter an “Entitlement Order”), the Intermediary shall comply with such Entitlement Order without further consent by the Debtor or any other person.

          2.4 Debtor’s Rights to Instruct the Intermediary Prior to Delivery of a Notice of Sole Control.
               2.4.1 Securities Account. The Intermediary will not honor any instructions from the Debtor with respect to (i) orders from the Debtor to redeem or transfer financial assets in the Securities Account or (ii) orders from the Debtor to trade financial assets in the Securities Account. However, Intermediary will honor instructions from the Debtor with respect to the exercise of voting rights until Intermediary has received a written notice from Secured Party that Debtor shall no longer be entitled to exercise such voting rights.
               2.4.2 Entitlement Order. In the event that the Intermediary receives an Entitlement Order from the Secured Party that is inconsistent with any order and/or instructions received from the Debtor, the Intermediary shall honor the Entitlement Order of the Secured Party.
          2.5 Notice of Sole Control. Without limiting the provisions of Section 2.4.1, if at any time the Intermediary shall receive from the Secured Party a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Intermediary agrees that after receipt of such notice, it will take all orders and instructions (including but not limited to instructions and/or orders with respect to voting, selection of investments, redemption and transfer) with respect to the Securities Account (or, if applicable, the specific security entitlements so identified in such notice) solely from the Secured Party and thereafter shall not honor any orders or instructions of the Debtor with respect to the Securities Account (or, if applicable, the specific security entitlements so identified in such notice). In the event that a Notice of Sole Control identifies only particular security entitlements, and not all security entitlements, with respect to the Securities Account, the Secured Party may thereafter send one or more additional Notices of Sole Control identifying additional securities entitlements.
          2.6 [Intentionally Omitted.]
          2.7 Intermediary’s Duties With_Respect_to Agreements between the Debtor and the Secured Party. The Intermediary shall have no duty or obligation whatsoever of any kind or character to determine whether or not an event of default exists under any agreement between the Debtor and the Secured Party. The Intermediary shall honor Entitlement Orders and/or a Notice of Sole Control irrespective of any knowledge of the Intermediary whether or not an event of default shall exist or the Secured Party shall have any agreement with the Debtor limiting or conditioning its right to give such Entitlement Orders or Notice of Sole Control.The Intermediary shall have no duty to investigate the circumstances under which the Secured Party is entitled to give any Entitlement Orders or Notice of Sole Control.
          2.8 “Financial Assets” Election. The Intermediary hereby agrees that each item of property, including cash, credited to the Securities Account on or after the date of the Agreement shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
          2.9 Statements. The Intermediary will send copies of all monthly statements concerning the Securities Account and/or any financial assets credited thereto simultaneously to both the Debtor and the Secured Party. Such statements shall be sent to the Debtor and the Secured Party at the address for each set forth in this Agreement.
          2.10 Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
     Section 3. Intermediary’s Liens and Rights of Set-Off. In addition to the relative priority of the security interests of the Intermediary and Secured Party in the Securities Account, the Intermediary shall also have a security interest prior to that of Secured Party in the Securities Account as and to the extent necessary to secure Intermediary for the payment of any usual and customary commissions or fees owing to the Intermediary with respect to the Securities Account. The Intermediary shall have rights of set-off with respect to the Securities Account, however, the Intermediary shall not exercise any such right of set-off unless and until the Intermediary notifies the Secured Party.
     Section 4. Choice of Law.
          4.1 Choice of Law. Both this Agreement and the Securities Account shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Intermediary’s jurisdiction and the Securities Account (as well as the security entitlements with respect to any financial assets credited thereto) shall be governed by the laws of the State of New York.
          4.2 Submission to Jurisdiction; Jury Waiver. EACH OF DEBTOR, INTERMEDIARY AND SECURED PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. In any action or proceeding arising out of or relating to this Agreement, the parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the federal courts in New York City, and agree that effective service of process may be made by hand delivery or courier delivery as provided in Section 10 below on Notices. The Secured Party may proceed against the Debtor in any other applicable jurisdiction, and may serve process in any other manner permitted by applicable law. Debtor hereby irrevocably waives any objection Debtor may now or hereafter have to the laying of venue in the aforesaid courts, and any claim that any of the aforesaid courts is an inconvenient forum. To the extent that Debtor or Debtor’s property may have or hereafter acquire immunity, on the grounds of sovereignty or otherwise, from any judicial process in connection with this Agreement, Debtor hereby irrevocably waives, to the fullest extent permitted by applicable law, any such immunity and agrees not to claim same. Debtor agrees that a final judgment in any such action or proceeding shall be conclusive, and may be enforced in any other jurisdiction by suit on the judgment or in any other permitted manner. Debtor further agrees that any action or proceeding by Debtor against Secured Party or the Intermediary in respect to any matters arising out of, or in any way relating to, this Agreement or the obligations of Debtor hereunder shall be brought only in the State and County of New York.
     Section 5. Conflict with Other Agreements.

          5.1 In the event of any conflict between this Agreement (or any portion thereof) and any other agreement to which Intermediary is a party now existing or hereafter entered into, the terms of this Agreement shall prevail,
          5.2 No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
          5.3 The Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person.
          5.4 The Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Intermediary to comply with Entitlement Orders as set forth in Section 2.3 hereof.
     Section 6. Representations, Warranties and Covenants of The Intermediary. The Intermediary hereby makes the following representations, warranties and covenants:
          6.1 Enforceable Agreement. This Agreement is the valid and legally binding obligation of the Intermediary and the Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Secured Party;
          6.2 Adverse Claims. Except for the claims and interest of the Secured Party, the Intermediary and the Debtor in the Securities Account, the Intermediary does not know of any claim to, or interest in, the Securities Account or in any financial asset credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset credited thereto, the Intermediary will promptly notify the Secured Party and Debtor thereof.
     Section 7. Indemnification of Securities Intermediary. Debtor and Secured Party hereby agree that (a) the Intermediary is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this Agreement and the compliance of the Intermediary with the terms hereof, except to the extent that such liabilities arise from the Intermediary’s gross negligence or willful misconduct (provided that Intermediary shall in no event be liable for any incidental, consequential or punitive damages), and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Intermediary and its affiliates and agents from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Intermediary with the terms hereof, except to the extent that such arises from the gross negligence and willful misconduct of the Intermediary, its affiliates or its agents, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same (including any fees or charges with respect to the Securities Account), until the termination of this Agreement. Notwithstanding any provision to the contrary, the indemnification provided and any waiver set forth in this Agreement shall not apply to any legal action between Debtor and Secured Party wherein Debtor asserts a right, claim or cause of action that existed prior to the execution hereof, provided, however, that Debtor hereby agrees not to raise, assert or otherwise interpose any defense, right of set off or counterclaim arising out of or relating to the sale of items of collateral to the Debtor in any action or proceeding by Secured Party to enforce any of its rights, claims or causes of action under or in respect of this Agreement or in any action or proceeding by the Intermediary under or in respect of this Agreement.
     Section 8. Assignments Prohibited. Each party hereto agrees that it shall not assign its rights hereunder and any purported or attempted assignment of rights hereunder shall be null and void and of no effect except the Secured Party may assign its interests hereunder to any affiliate of Secured Party. If Secured Party assigns its interests to an affiliate, it must give Debtor and Intermediary ten business day’s advance notice in writing.
     Section 9. Successors. Subject to the provisions of Section 8 with respect to voluntary assignment of its rights, the terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors, assigns and personal representatives who obtain such rights solely by operation of law.
     Section 10. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person or when sent by facsimile and electronic confirmation of error free receipt is received or two business days after being delivered to a reputable overnight delivery service for next day delivery, addressed to the party at the address set forth below.

Debtor:
Name:	BioMimetic Therapeutics, Inc.
Address:	389-A Nichol Mill Lane
Franklin, TN
Attention:	Larry Bullock, CFO
Telephone:	615-236-4402
Facsimile:	615-236-4452

Secured Party:
Name:	Deutsche Bank AG, Cayman Islands Branch
Address:	60 Wall Street
New York, NY 10005
c/o Private Wealth Management
6th Floor
280 Park Avenue
New York, NY 10017
Attention:	Edward F. Kane, Managing Director
Telephone:	212-454-2533
Facsimile:	212-454-4740

Intermediary:
Name:	DEUTSCHE BANK SECURITIES, INC.
Address:	280 PARK AVE, 3rd Flr., NY, NY 10017
Telephone:	212-454-2288

Facsimile:	212-454-0345
Attention:	Carl Roark, Managing Director
     Any party may change its address for notices in the manner set forth above.
     Section 11. Termination.
          11.1 Termination of this Agreement. The obligations of the Intermediary to the Secured Party pursuant to this Agreement shall continue in effect until the Secured Party has notified the Intermediary of such termination in writing in substantially the form of Exhibit C hereto. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.
          11.2 Termination of Account. The Intermediary may, upon 30 days written notice to Debtor and Secured Party, resign as Intermediary hereunder and transfer all financial assets to another financial institution. The Secured Party shall have the right to identify the financial institution and the account to which financial assets shall be transferred by sending an Entitlement Order to the Intermediary at any time prior to the expiration of the thirtieth (30th) day after written notice from the Intermediary is sent to the Secured Party. If the Intermediary has not prior to the expiration of the 30th day received an Entitlement Order from the Secured Party directing transfer, the Intermediary may honor an Entitlement Order from the Debtor. If neither the Secured Party nor the Debtor has delivered a suitable Entitlement Order with respect to the transfer of the financial assets credited to the Securities Account, the Intermediary may, at its option, deposit the assets with a court of competent jurisdiction or establish a successor account at another financial institution. Any such successor account established by the Intermediary at another financial institution shall be maintained in the same name as the Securities Account; but other than the name in which the account is maintained, the Intermediary shall have no obligation to establish an account with the same or even similar terms as the Securities Account.
     Section 12. Authorization to Debit Securities Account. The Debtor hereby authorizes the Intermediary, and the Intermediary shall honor all instructions and orders from the Secured Party, to make payments of moneys from the Securities Account as directed by the Secured Party in connection with interest payments due to the Secured Party from the Debtor under the Note.

     Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

BioMimetic Therapeutics, Inc. Debtor
By:	/s/ Samuel E. Lynch
	Name:	Samuel E. Lynch
	Title:	President & CEO

By:	/s/ Larry Bullock
	Name:	Larry Bullock
	Title:	Chief Financial Officer

Deutsche Bank AG, Cayman Islands Branch
By:	/s/ William M. Crane
	Name:	William M. Crane
	Title:	Director

By:	/s/ Ned Kane
	Name:	Ned Kane
	Title:	Managing Director

Deutsche Bank Securities Inc.
By:	/s/ Brian D. Burckhard
	Name:	Brian D. Burckhard
	Title:	Vice-President

By:	/s/ Thomas E Hoddinott
	Name:	Thomas E Hoddinott
	Title:	Director

Exhibit A
[Letterhead of Secured Party]
[Date]
[NAME AND ADDRESS OF THE INTERMEDIARY]

Re:	Entitlement Order for Securities Account No.(the “Securities Account”)
Ladies and Gentlemen:
     As referenced in the Agreement, dated                     , 200___ (the “Agreement”), among                      (the “Debtor”), you and the undersigned (a copy of which is attached), pursuant to Section 2 of the Agreement, we hereby give you the following entitlement order with respect to account number                      :
☐	Order to Redeem

You are hereby ordered to redeem the following financial assets:

Any proceeds received on redemption should be credited to the Securities Account.

☐	Order to Transfer

You are hereby ordered to transfer the following financial assets from the Securities Account:

Such financial assets should be transferred by you to for credit to Account No. maintained in the name .

Very truly yours, [NAME OF SECURED PARTY]
By:
Name:
Title:
cc:

Exhibit B
[Letterhead of Secured Party]
[Date]
[NAME AND ADDRESS OF THE INTERMEDIARY]

Re:	Notice of Sole Control for Securities Account No.
Ladies and Gentlemen:
     As referenced in the Agreement, dated                      , 200___ (the “Agreement”), among                      (the “Debtor”), you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over the following securities entitlements with respect to securities account number                      (the “Securities Account”):
☐	All security entitlements with respect to all financial assets now or hereafter credited to the Securities Account.
Select
One
☐	The security entitlements with respect to the following financial assets credited to the Securities Account :

You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the security entitlements described above from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [NAME OF SECURED PARTY]

By:
Name:
Title:
cc:

Exhibit C
[Letterhead of Secured Party]
[Date]
[NAME AND ADDRESS OF THE INTERMEDIARY]

Re:	Termination of Agreement
     You are hereby notified that the Agreement, dated                     , 200___ (the “Agreement”), among you,                      (the “Debtor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Securities Account number                      from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Debtor].

Very truly yours, [Name of Secured Party]
By:
Name:

cc: